EXHIBIT 10.7

                               LINE OF CREDIT NOTE

U.S. $300,000.00                                              April 10, 2003
                                                              New York, New York

            FOR VALUE RECEIVED, the undersigned, Regency Affiliates, Inc., a
Delaware corporation (the "Borrower"), unconditionally promises to pay ON
DEMAND, to the order of Royalty Holdings LLC, a Delaware limited liability company (the "Lender") in lawful money of the United States of America, at the location and in the manner designated by the Lender an amount equal to THREE
HUNDRED THOUSAND DOLLARS (US $300,000.00) or, if less, the aggregate principal amount of the outstanding Credit Disbursements made and reflected on the grid schedule attached hereto ("the Credit Disbursements"), together with interest
("Interest") on such Credit Disbursements and on any payment past due under this Note (including past due interest payments) which Interest shall begin to accrue on the date hereof, at a rate per annum equal to 8%. The Credit Disbursements and the Interest shall be payable within seven days after the Borrower receives a request by the Lender to pay this Note (a "Demand for Payment") and/or such Interest shall be payable upon prepayment of the Credit Disbursements.

            All Interest payable hereunder shall be computed on the basis of actual days elapsed and a year of 365 or 366 days, as the case may be.

            All payments will be made in lawful tender of the United States and, unless otherwise specified by the Borrower, will be applied first to the payment of accrued Interest, and second (to the extent that the amount of such payment exceeds the amount of all such accrued Interest) to the payment of the Credit
Disbursements.

            The Borrower may prepay the Credit Disbursements of this Note at any time upon three days' prior written notice to the Lender, together with all unpaid Interest accrued to the date of such prepayment on the amount being prepaid.

            All Credit Disbursements evidenced by this Note and all payments and prepayments of the principal hereof and Interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the grid schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Borrower under this Note.

            This Note shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, provided that the Borrower may not assign or transfer its rights hereunder without the prior written consent of the Lender. The Lender may furnish any information concerning the Borrower in possession of the Lender from time to time to assignees of Lender and prospective assignees of Lender. Notwithstanding anything else provided for within this Note, this Note shall be assignable by the Lender at its sole discretion.


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            The Borrower hereby irrevocably and unconditionally waives diligence, presentment, protest and demand, notice of protest, and dishonor and nonpayment.

            The Borrower agrees to pay the reasonable costs and expenses of collection of this Note, including, without limitation, reasonable attorney's fees and disbursements in the event that any action, suit or proceeding is brought by the holder to the collect this Note.

            THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF DELAWARE WITHOUT REFERENCE TO CONFLICTS OR CHOICE OF LAW
PROVISIONS THEREOF.

            IN WITNESS WHEREOF, the undersigned has signed below as of the date first written above.

                                             REGENCY AFFILIATES, INC.

                                             /s/ Laurence S. Levy
                                             -----------------------------------
                                             Name:  Laurence S. Levy
                                             Title: President


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                           Schedule to Promissory Note

                                  TRANSACTIONS
                                       ON
                                      NOTE

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                          Amount of Credit Disbursement      Outstanding Principal Balance On
         Date                     Made This Date                        This Date                      Notation Made By
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

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


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